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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 22, 2004

                           Artesyn Technologies, Inc.
             (Exact name of registrant as specified in its charter)

            Florida                      0-4466                 59-1205269
(State or other jurisdiction of     (Commission File          (IRS Employer
        incorporation)                   Number)          Identification Number)

      7900 Glades Rd., Suite 500, Boca Raton, Florida            33434-4105
          (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (561) 451-1000

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Item 12. Results of Operation and Financial Condition.

Artesyn Technologies today released financial information for the thirteen and twenty-six weeks ended June 25, 2004. A copy of the press release is attached as
Exhibit 99.

The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Artesyn Technologies, Inc.
                                                      (Registrant)

Dated: July 22, 2004

                                            By: /s/  Richard J. Thompson
                                                -------------------------------
                                                     Richard J. Thompson
                                                     Vice President-Finance and
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

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 Exhibit No.      Description
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 99               Artesyn  Technologies,  Inc. Earnings Press Release dated July
                  22, 2004
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